UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2019, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) announced that the Board of Directors has appointed David M. Brickman, age 53, as chief executive officer, effective upon Donald H. Layton’s retirement on July 1, 2019. Mr. Brickman also will become a member of Freddie Mac’s Board of Directors on July 1, 2019.

Mr. Brickman has served as President of the company since September 5, 2018. Previously, he served as Freddie Mac’s Executive Vice President – Multifamily from February 2014 to September 2018, Senior Vice President – Multifamily from July 2011 to February 2014, Senior Vice President – Multifamily Capital Markets from June 2011 until July 2011, and Vice President in charge of Multifamily Capital Markets from March 2004 to June 2011. Prior to joining Freddie Mac in 1999, Mr. Brickman was a senior manager in the consulting group at PricewaterhouseCoopers LLP.

When Mr. Brickman becomes chief executive officer on July 1, 2019, his compensation in that role will consist solely of an annual base salary of $600,000, a level established by FHFA pursuant to the Equity in Government Compensation Act of 2015, and he will no longer participate in the Executive Management Compensation Program or have any compensation subject to either corporate or individual performance. Mr. Brickman’s compensation in his role as president through June 30, 2019 is described in Freddie Mac’s Annual Report on Form 10-K filed on February 14, 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the Exhibit Index below is being filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 21, 2019, issued by Freddie Mac

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: March 21, 2019

Freddie Mac Form 8-K